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                                                                  EXHIBIT 32.2

                       CERTIFICATION BY TIMOTHY S. O'TOOLE
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Executive Vice President and Treasurer of Roto-Rooter, Inc. ("Company"), does hereby certify that:

         1) the Company's Quarterly Report on Form 10-Q/A for the quarter ending March 31, 2003 ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   December 17, 2003                            /s/ Timothy S. O'Toole
         -----------------                            -----------------------
                                                      Timothy S. O'Toole
                                                      (Executive Vice President
                                                      and Treasurer)
























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